UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            INDEPENDENCE ENERGY CORP.
             (Exact name of registrant as specified in its charter)

        Nevada                                                   20-3866475
(State of incorporation                                         (IRS Employer
    or organization)                                         Identification No.)

                            445 - 708 11th Avenue SW
                               Calgary, AB, Canada
              (Address and zip code of principal executive offices)

        Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                               Name of each exchange on which
To be so registered                               each class is to be registered
-------------------                               ------------------------------

  Not Applicable                                            Not Applicable

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c) check the following box [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) check the following box [X]

Securities Act registration statement file number to which this form relates:
Form SB-2 333-132258

       Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.001 par value
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of the Registrant's Common Stock included under the caption "Description of Securities" set forth in the Prospectus (Registration No. 333-132258, filed with the Securities and Exchange Commission on March 7, 2006 (the "Registration Statement), is incorporated herein by reference.

ITEM 2. EXHIBITS

3.1 Articles of Incorporation of Registrant (incorporated by reference herein from Exhibit 3.1 to Form SB-2, Registration No. 333-132258)

3.2      By-Laws of Registrant (incorporated by reference herein from Exhibit
         3.2 to Form SB-2, Registration No. 333-132258)

3.3 Certificate of Change to Articles of Incorporation with respect to Forward Stock Split of August 12, 2008 (incorporated by reference herein from Exhibit 3.01 to Form 8-K filed on August 14, 2008, Registration No. 333-132258)

3.4 Certificate of Amendment to Articles of Incorporation with respect to Name Change of August 12, 2008 (incorporated by reference herein from
         Exhibit 3.02 to Form 8-K filed on August 14, 2008, Registration No. 333-132258)

4        Specimen Stock Certificate

99       Subscription Agreement (incorporated by reference herein from Exhibit
         99.1 to Form SB-2, Registration No. 333-132258)

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


/s/ Bruce Thomson                                               April 1, 2011
-----------------------------------                             -------------
Bruce Thomson, President & Director                                 Date
(Principal Executive Officer,
Principal Financial Officer,
Principal Accounting Officer)

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